Income Taxes	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
Income Taxes

Note 17. Income Taxes

The Company maintains deferred tax assets and liabilities that reflect the net tax effects of temporary differences between carrying amounts of the assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The net deferred tax asset has been fully offset by a valuation allowance because of the uncertainty of the attainment of future taxable income. The Company did not have an income tax provision or benefit for the year ended December 31, 2021 and 2020. The Company has incurred losses and therefore has provided a full valuation against net deferred tax assets as December 31, 2021 and 2020.

The items accounting for the difference between U.S. and foreign income taxes at the effective statutory rate and the provision for income taxes for the year ended December 31, 2021 and 2020 were as follows:

	2021	2020
Income tax benefit at U.S. statutory rate of 21%
Net operating loss carryforward – U.S. – federal	$(562,283)	$(1,597,200)
State income tax net of Federal benefits – U.S.	(94,298)	(267,400)
Non-deductible expenses – U.S.	540,338	1,612,600
Net operating loss carryforward – foreign	(79,179)	—
Adjust NOL for change in tax rate – U.S.	—	67,000
Change in valuation allowance – U.S.	116,243	251,800
Change in valuation allowance – foreign	79,179	—

Total provision for income tax – U.S. and foreign	$—	$—

The Company’s approximate net U.S. and foreign deferred tax assets as of December 31, 2021 and 2020 were as follows:

	2021	2020
Deferred tax assets
Deferred stock compensation	$—	$—
Net operating loss carry forward – U.S.	2,390,769	2,274,526
Net operating loss carry forward – foreign	79,179	—

Total deferred tax assets – U.S. and foreign	2,469,948	2,274,526
Valuation allowance – U.S. and foreign	(2,469,948)	(2,274,526)

Net deferred tax assets	$—	$—

Net operating loss carry-forwards for U.S. federal and state in the amount of approximately $9.7 million, and for foreign of $359 thousand, will expire beginning December 31, 2033.

The net change in the valuation allowance for the years ended December 31, 2021 and 2020 was an increase of $116,243 and $251,800, respectively. The valuation allowance increased as a result of losses in the current period. The net change in the foreign valuation allowance for the years ended December 31, 2021 and 2020 was an increase of $79,179 and $0, respectively. The valuation allowance increased as a result of losses in the current period.

The Company subject to U.S. federal income tax as well as income tax in multiple state and non-U.S. jurisdictions. The Company’s federal and state tax returns for the previous three years remain open for audit. With respect to material non-U.S. jurisdictions in which we operate, we have open tax years ranging from 2 to 10 years.